                                                                   EXHIBIT 10.17



                         REGISTRATION RIGHTS AGREEMENT



     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the ___ day of July, 1996, by and among INTERCOAST ENERGY COMPANY, a Delaware corporation (the "Company"), and MIDAMERICAN CAPITAL COMPANY, a Delaware corporation ("MidAmerican").

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Demand Registrations by MidAmerican.
          -----------------------------------

     (a) Requests for Registration.  At any time beginning six months following
         -------------------------
the closing of the Company's first underwritten public offering of shares of common stock of the Company pursuant to a registration statement (the "Initial Public Offering") and ending three years following the closing of the Initial Public Offering (the "Demand Period"), MidAmerican may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of its Registrable Securities (as hereinafter defined) on Form S-1 or any other available or required form for the registration of securities for public sale. The term "Registrable Securities" means (i) the common stock of the Company held by MidAmerican after the consummation of the Initial Public Offering, and (ii) any securities issued or issuable with respect to the common stock referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For the purpose of this Agreement, Registrable Securities will cease to be Registrable Securities when (x) a registration statement covering such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of pursuant to such effective registration statement, (y) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (z) they otherwise become freely tradeable. Any registration requested pursuant to this paragraph 1(a) is referred to herein as a "Demand Registration"; provided, however, that the aggregate number of shares of Registrable Securities requested to be so registered by MidAmerican shall be at least 1,000,000 (such number to be appropriately adjusted for stock splits, stock combinations and similar transactions).

     (b) Demand Registration.  MidAmerican will be entitled to require two
         -------------------
Demand Registrations during the Demand Period (provided, however, that the Company shall not be obligated to effect more than one such Demand Registration during any period of twelve consecutive months) in which MidAmerican will pay a share of all Registration Expenses (as hereinafter defined in Section 4). A registration will not count as a permitted Demand Registration until it has become effective (unless such registration has not become effective due solely to the fault of MidAmerican); provided that in any event MidAmerican will pay a share of all Registration Expenses in connection with any registration initiated as a Demand Registration. Notwithstanding the foregoing, the Company shall be entitled to defer the filing of any Demand Registration for a reasonable period of time but not more than ninety days after the date such registration statement would have otherwise been filed if the Company shall furnish to MidAmerican a certificate signed by the Chairman or the President of the Company stating that in the good faith judgment of the Board of Directors of the Company the filing of a registration statement in accordance with Section 1 of this Agreement would have a material adverse effect on the Company and its stockholders or that there exists a "Suspension Event" (as defined in subsection 1(c) below). In such event, the Demand Period shall be extended by the number of days that the Company deferred prior to filing such registration statement. The Company's right to defer the filing of a Demand Registration pursuant to the provisions of the preceding sentence may not be exercised more than once during any consecutive twelve month period.

     (c) Holdback Agreements.  If (i) at any time after the initial
         -------------------
effectiveness of a shelf registration made pursuant to Section 1 above and prior to the end of the Demand Period, the Company shall file a registration statement (other than as contemplated by Section 1 hereof or on form S-4 or S-8 or in connection with an exchange offer) with respect to its common stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten public offering by the Company pursuant to such registration statement) or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) shall so request, then MidAmerican shall, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Securities (except in accordance with Section 2 hereof) during the seven days prior to, and during the 150-day period (or such longer period as agreed upon by MidAmerican) beginning on, the effective date of such registration statement. In addition, at any time after the initial effectiveness of a shelf registration made pursuant to Section 1 above and prior to the end of the Demand Period, the Company shall be entitled to require that MidAmerican, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Securities for a reasonable period (except in accordance with Section 2 hereof) if the Company shall furnish to MidAmerican a certificate signed by the Chairman or the President of the Company stating that in the good faith judgment of the Board of Directors of the Company the public sale or distribution of Registrable Securities would have a material adverse effect on the Company and its stockholders or there exists a "Suspension Event" (as defined below). The deferral shall commence on the date which such notice is received by MidAmerican. For purposes of this Agreement, a "Suspension Event" shall exist at such times as circumstances exist that the Company determines make it impractical or inadvisable for the Company to file, amend or supplement the Registration Statement or such filings or to cause the Registration Statement to become effective or remain effective or for the sale of Registrable Securities to occur under the Registration Statement (such circumstances to include, without limitation, (i) pending negotiations relating to or consummation of, a significant acquisition, corporate reorganization, material proposed financing, the offer or sale of securities, or other similar transaction involving the Company, or (ii) the occurrence of some other event (X) where any of the foregoing would require disclosure under applicable securities laws of material information in the Registration Statement (or any other document incorporated into the Registration Statement by reference) that is not otherwise then required by law to be publicly disclosed and (Y) as to which the Company has a bona fide business purpose for preserving confidentiality. In such event, the Demand Period shall be extended by the number of days that MidAmerican is required to defer effecting any public sale or distribution in accordance with this Section 1(c).

     (d) Selection of Underwriters and Registration Form.  The Company will have
         -----------------------------------------------
the right to select the investment banker(s) and manager(s), if any, to administer any offering relating hereto and the form of registration statement utilized for such registration.


     2.   Piggyback Registration by MidAmerican.
          -------------------------------------

     (a) Whenever the Company proposes to register any equity securities for public sale under the Securities Act (other than pursuant to Section 1 or other than a registration statement on Form S-8 or on Form S-4 (or any successor forms) or any other registration statement filed in connection with a dividend reinvestment plan) at any time and from time to time, it will, prior to such filing, give written notice to MidAmerican of its intention to do so and, upon the written request of MidAmerican given within 15 days after the Company provides such notice, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested by MidAmerican to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended method of distribution; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to MidAmerican.

     (b) In connection with any offering under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Securities in such underwriting unless MidAmerican enters into customary agreements (including the underwriting agreement on customary form) and takes such other actions as are reasonably required in order to facilitate the sale of the Registrable Securities. Notwithstanding Section 2(a), if the managing underwriter or underwriters of such offering deliver a written opinion to the Company that either because of (i) the kind of securities that the Company, MidAmerican and any other persons or entities intend to include in such offering or (ii) the size of the offering that the Company, MidAmerican and any other persons or entities intend to make, the success of the offering would be materially and adversely affected by inclusion of all or part of the Registrable Securities, then the Company shall be required to include in the underwriting only the number of Registrable Securities, if any, which the managing underwriter believes may be sold without causing such material adverse effect, but in no event shall the amount of Registrable Securities be reduced below 20% of the total amount of the securities included in the offering.

3.   Registration Procedures. Subject to Section 2(a), whenever MidAmerican has
     -----------------------
requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to be declared effective;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the date which is 24 months from the date the registration statement is declared effective (subject to extension pursuant to Section 5(c) hereof) (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by such registration statement have been sold in the manner set forth and as contemplated in such registration statement, or (ii) in the opinion of counsel to the Company, which opinion shall be satisfactory in form, scope and substance to MidAmerican, registration of the Registrable Securities is (A) no longer required under the Securities Act and (B) MidAmerican may sell all remaining Registrable Securities in the open market without limitations as to volume and without being required to file any forms or reports under Rule 144 with the SEC under the Securities Act or the General Rules and Regulations of the SEC (the "Regulations"); and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by MidAmerican set forth in such registration statement;

     (c) furnish to MidAmerican such number of copies of each registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as MidAmerican may reasonably request in order to facilitate the disposition of the Registrable Securities owned by MidAmerican;

     (d) use its reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as MidAmerican reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable MidAmerican to consummate the disposition in such jurisdictions of the Registrable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction); and

     (e) cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed.

     4.   Registration Expenses.
          ---------------------

     All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons (as used herein, "Person" shall be deemed to refer to individuals or entities, as appropriate) retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company, except that MidAmerican shall pay a pro rata share of the Registration Expenses based upon the ratio of the number of MidAmerican Registrable Securities sold in the offering to the total number of securities sold in the same offering, and except that each party will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of its annual audit or quarterly review, the expense of its liability insurance, the expenses and fees for listing its securities to be registered on each securities exchange on which similar securities issued by the Company are registered, and its underwriting discounts and commissions.

5.   MidAmerican Agreements and Covenants.  MidAmerican agrees that:
     ------------------------------------

     (a) Neither MidAmerican nor any of MidAmerican's affiliates (as defined in the Regulations) will take, directly or indirectly, during the term of this Agreement, any action designed to stabilize (except as may be permitted by applicable law) or manipulate the price of any security of the Company.

     (b) MidAmerican shall promptly furnish to the Company any and all information as may be required by, or as may be necessary or advisable to comply with the provisions of, the Securities Act, the Regulations, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder in connection with the preparation and filing of any registration statement pursuant hereto, or any amendment or supplement thereto, or any preliminary prospectus or prospectus included therein. All information to be so furnished will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    (c) Upon receipt of any notice from the Company of the happening of any of the following events, MidAmerican will forthwith discontinue disposition of the Registrable Securities covered by such registration statement or prospectus until MidAmerican's receipt of the copies of the supplemented or amended prospectus with respect to said event, or until MidAmerican is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto:

         (i) The issuance by the SEC of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose;

         (ii) The receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of such registration statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

         (iii) The happening of any event or any information becoming known that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents; or

          (iv) The Company's reasonable determination that a post-effective amendment to such registration statement would be appropriate.

In the event the Company shall give any notice referred to in the prior sentence, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when MidAmerican shall have received (A) the copies of the supplemented or amended prospectus contemplated above or (B) the Advice.

     (d) Prior to any disposition of Registrable Securities by MidAmerican during the Effectiveness Period, MidAmerican shall give written notice of such intended disposition to the Company, including the anticipated date thereof, and MidAmerican shall not effect such disposition until MidAmerican shall have received from the Company either (i) copies of a supplemented or amended prospectus as contemplated above, or (ii) the Advice and copies of any amendments or supplements to the then in use prospectus.

     6.   Indemnification.
          ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, MidAmerican and its officers and directors and each Person, if any, who controls MidAmerican (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses, including attorneys' fees and the costs of investigation or defense, caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such information was furnished in writing to the Company by MidAmerican expressly for use therein or by MidAmerican's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished MidAmerican with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of MidAmerican.

     (b) In connection with any registration statement in which MidAmerican is participating, MidAmerican will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by MidAmerican.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     (e) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of each such party in connection with such statements or omissions or alleged statements or omissions, as well as well any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. InterCoast and MidAmerican agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. The amount paid or payable by a party as a result of losses, claims, damages, liabilities or judgments shall be deemed to include, subject to the limitation set forth in Section 6(c) , any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e), MidAmerican shall not be required to contribute an amount in excess of the amount by which the total price at which the common stock of the Company owned by MidAmerican was sold to the public (net of underwriting discounts and commissions) exceeds the amount of any damages which MidAmerican has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     7.   Transfer of Registration Rights.
          -------------------------------

     (a) Subject to the other provisions of this Section 7, the rights granted to MidAmerican under this Agreement may be transferred by MidAmerican to any affiliate of MidAmerican or to any Person acquiring all or part of the Registrable Securities held by MidAmerican; provided, however, that the Company is given written notice by the transferee at the time of any such transfer stating the name and address of the transferee and identifying the Registrable Securities with respect to which such rights are being assigned.

     (b) Any transferee of the Registrable Securities to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the terms, conditions, duties, obligations and restrictions of this Agreement, to the same extent as if such transferee were MidAmerican, together with an opinion of counsel reasonably satisfactory to the Company that it is not necessary to register such transfer of such Registrable Securities under the Securities Act or any state blue sky laws. The rights of a transferee under paragraph 7(a) above shall be the same rights granted to MidAmerican under this Agreement, except as otherwise provided in this Section 7. The term Holder hereinafter used in this Section 7 shall include all persons then having registration rights under this Agreement, including MidAmerican if it shall hold any Registrable Securities.

     (c) MidAmerican shall be permitted to transfer less than all of the Registrable Securities it owns at any time only if it transfers not less than 500,000 of such Registrable Securities and MidAmerican and the proposed Holder comply with all provisions of this Section 7. Notwithstanding anything to the contrary in this Section 7, without the prior written consent of the Company, no transfer of rights under this Agreement will be permitted if as a result of any proposed transfer there would be more than 5 Holders.

     (d) Upon the transfer of Registrable Securities by MidAmerican pursuant to
Section 7(c), the following additional terms and conditions with respect to the rights and obligations of the Holders and the Company shall apply:

         (1) With respect to Demand Registrations, only the Holder(s) of a majority of the Registrable Securities may request a Demand Registration pursuant to Section 1(a). Within 10 days of receiving such a request, the Company will notify the other Holders of the request for a Demand Registration and will include in such Demand Registration all Registrable Securities with respect to which the Company has received a written request for inclusion within 10 days after the date on which the Company gave such notice. Each request will also specify the number of Registrable Securities to be so registered. Notwithstanding, if the offering is underwritten and if the managing underwriter or underwriters of such offering deliver a written opinion to the Holders that the success of the offering would be materially and adversely affected by inclusion of all or part of the Registrable Securities requested by the Holders, then the number of Registrable Securities required to be included in such underwriting for each such Holder shall be pro rata based upon the number of Registrable Securities requested by such Holder in light of the total number of Registrable Securities requested by the Holders to be inlcuded in such underwriting.

         (2) Notwithstanding any transfers of rights hereunder, the Company shall not be obligated to effect more than two Demand Registrations in the aggregate and the total number of Registrable Securities to be included in any Demand Registration shall not be less than 1,000,000;
         (3) The "holdback" provisions of Section 1(c) shall apply to all Holders; and
         (4) With respect to "piggyback" rights set forth in Section 2, in the event the managing underwriter has provided the notice described in
         Section 2(b), and a result of which, less than all of the Registrable Securities requested by the Holders can be included, then the number of Registrable Securities to be included in the underwriting for each such Holder shall be pro rata based upon the number of Registrable Securities requested by such Holder in light of the total number of Registrable Securities requested by all the Holders to be included in such underwriting.

     (e) A transferee to whom rights are transferred pursuant to this Section 7 may not again transfer such rights to any other Person, other than as permitted in this Section 7.

8.   Miscellaneous.
     -------------

     (a) Notices.  All notices, requests, and demands required or permitted to
         -------
be given pursuant to this Agreement shall be in writing and must be given to or made upon the respective parties hereto either by hand delivery or by registered or certified mail, return receipt requested, addressed as follows:

          If to MidAmerican:

            MidAmerican Capital Company
            666 Grand Avenue
            26th Floor, Ruan Center
            Des Moines, Iowa  50309
            Attention:  President

          If to the Company:

            InterCoast Energy Company
            666 Grand Avenue
            26th Floor, Ruan Center
            Des Moines, Iowa  50309
            Attention: Chairman and Chief Executive Officer

     Any party may change its address by notice to the other parties given in like fashion. Any notice so duly sent by mail by one party to another shall be deemed given five days after deposit in a proper governmental mailing facility.

     (b) Descriptive Headings.  The descriptive headings herein have been
         --------------------
inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provisions hereof.

     (c) Governing Law.  This Agreement is made under and shall be governed by
         -------------
and interpreted in accordance with the laws of the State of Iowa.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                              INTERCOAST ENERGY COMPANY


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------


                              MIDAMERICAN CAPITAL COMPANY


                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------



U\OTHER\REGRTS.1